UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                         Date of Report: March 21, 2000



                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-21577               84-1100630
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)



                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Item 5.  Other Events.                                                        1

Item 7.  Financial Statements and Exhibits.                                   1

SIGNATURES                                                                    2

ITEM 5.  OTHER EVENTS

Selected financial data for the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K on March 21, 2000. The attached financial data has been restated for all periods presented to reflect the pooling of interests transactions with Henry's Marketplace, Inc. on September 27, 1999 and Sun Harvest Farms, Inc. on December 15, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Selected Financial Data of the Registrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of March, 2000.

                           Wild Oats Markets, Inc.

                           By  /s/ MARY BETH LEWIS
                               -------------------------------------------------
                                   Mary Beth Lewis
                                   Executive Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

                                       2